THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William M. Doran	Date: September 23, 2021

William M. Doran

Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jon C. Hunt	Date: September 23, 2021

Jon C. Hunt

Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Thomas P. Lemke	Date: September 28, 2021

Thomas P. Lemke

Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Nichelle Maynard-Elliot	Date: September 24, 2021

Nichelle Maynard-Elliott

Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jay C. Nadel	Date: September 24, 2021

Jay C. Nadel

Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Randall S. Yanker	Date: September 24, 2021

Randall S. Yanker

Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: September 23, 2021

Michael Beattie

President

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganizations of any or all of: (i) the FS Multi-Strategy Alternatives Fund, a series of FS Series Trust, into the FS Multi-Strategy Alternatives Fund, a series of the Trust; (ii) the FS Managed Futures Fund, a series of FS Series Trust, into the FS Managed Futures Fund, a series of the Trust; (iii) the FS Alternative Income Opportunities Fund, a series of FS Series Trust, into the FS Alternative Income Opportunities Fund, a series of the Trust; (iv) the FS Real Asset Fund, a series of FS Series Trust, into the FS Real Asset Fund, a series of the Trust; and (v) the FS Long/Short Equity Fund, a series of FS Series Trust, into the FS Long/Short Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Metzger	Date: September 28, 2021

Andrew Metzger

Treasurer, Controller and Chief Financial Officer